UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 6, 2024

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 West Liberty Street, 12th Floor, Reno, Nevada 89501

(Address of principal executive offices, including zip code)

(775) 328-0100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

6.500% Senior Secured Notes Due 2032

On February 6, 2024 Caesars Entertainment, Inc. (the “Company,” “Caesars,” “we,” “us,” “our” or similar terms), a Delaware corporation, issued $1.5 billion aggregate principal amount of 6.500% Senior Secured Notes due 2032 (the “Notes”) pursuant to an indenture, dated as of February 6, 2024 (the “Indenture”), among the Company, the Subsidiary Guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), and U.S. Bank National Association, as collateral agent (the “Collateral Agent”). Interest on the Notes will be paid every six months on February 15 and August 15 of each year, commencing August 15, 2024. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

The Company applied, or will apply, the net proceeds from the sale of the Notes, together with the net proceeds of the Term B-1 Loan (as defined below) and borrowings under the Company’s revolving credit facility under its Credit Agreement (as defined below), to (a) tender, redeem, repurchase, defease and/or satisfy and discharge any and all of the Company’s 6.250% Senior Secured Notes due 2025 (the “CEI Secured Notes”) pursuant to the tender offer commenced by the Company on January 18, 2024 and the CEI Redemption Notice (as defined below), (b) tender, redeem, repurchase, defease and/or satisfy and discharge any and all of the 5.750% Senior Secured Notes due 2025 (the “CRC Secured Notes”) of Caesars Resort Collection, LLC (“CRC”) and CRC Finco, Inc. (together with CRC, the “Issuers”), each a wholly-owned subsidiary of the Company, pursuant to the tender offer commenced by the Issuers on January 24, 2024 and the CRC Redemption Notice (as defined below), and (c) pay fees and expenses in connection with the foregoing transactions.

The Notes are guaranteed by the material, domestic wholly-owned subsidiaries of the Company that are guarantors with respect to the Company’s senior secured credit facilities under its Credit Agreement, subject to limited exceptions pending the receipt of approvals from the New Jersey gaming authorities. The Notes are secured by a pledge of substantially all of the existing and future property and assets of the Company and the Subsidiary Guarantors that secure the obligations under the Company’s senior secured credit facilities under its Credit Agreement, subject to limited exceptions pending the receipt of approvals from the New Jersey and Nevada gaming authorities.

The Notes and guarantees of the Notes are senior secured indebtedness of the Company and the Subsidiary Guarantors, respectively; rank equally in right of payment with all existing and future senior indebtedness of the Company and the Subsidiary Guarantors; rank senior in right of payment to all existing and future subordinated indebtedness of the Company and Subsidiary Guarantors; effectively rank senior in right of payment to all senior indebtedness of the Company and the Subsidiary Guarantors that is unsecured or that is secured by a lien ranking junior in priority to the liens securing the Notes and the guarantees thereof, in each case to the extent of the value of the assets securing the Notes and the guarantees thereof; rank equally with the Company’s and the Subsidiary Guarantors’ existing and future first-priority lien obligations, including indebtedness under the senior secured credit facilities under the Credit Agreement and the Company’s 7.00% Senior Secured Notes due 2030, to the extent of the value of the assets securing the Notes; and are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries that are not Subsidiary Guarantors, including without limitation, indebtedness under the CRC Secured Notes (prior to the consummation of the CRC Redemption).

On or after February 15, 2027, the Company may redeem the Notes at its option, in whole at any time or in part from time to time, upon not less than 10 or more than 60 days’ prior notice mailed by first-class mail, or delivered electronically if held by DTC, to each holder’s registered address, which in the case of Global Notes shall be the Depository, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the 12-month period commencing on February 15 of the years set forth below:

Period	Redemption Price
2027	103.250%
2028	101.625%
2029 and thereafter	100.000%

Upon the occurrence of a Change of Control or a Change of Control Triggering Event (each as defined in the Indenture), the Company must offer to repurchase each of the Notes at 101% of their principal amount, plus accrued and unpaid interest to the applicable repurchase date.

The Notes are subject to redemption imposed by gaming laws and regulations of applicable gaming regulatory authorities.

The Indenture contains certain covenants limiting, among other things, the Company’s ability to:

•	incur additional indebtedness;

•	create, incur, or suffer to exist certain liens;

•	pay dividends or make distributions on capital stock or repurchase capital stock;

•	make certain investments;

•	place restrictions on the ability of subsidiaries to pay dividends or make other distributions to the Company;

•	sell certain assets or merge with or consolidate into other companies; and

•	enter into certain types of transactions with the stockholders and affiliates.

These covenants are subject to a numb

er of exceptions and qualifications as set forth in the Indenture. The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to be declared due and payable.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Senior Secured Incremental Term Loan Facility

On February 6, 2024, the Company entered into an Incremental Assumption Agreement No. 3 (the “Incremental Agreement”), whereby it incurred a senior secured incremental term loan in an aggregate principal amount of $2.9 billion (the “Term B-1 Loan”) under its existing Credit Agreement, dated as of July 20, 2020 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Company, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent, and the Collateral Agent.

The Term B-1 Loan matures on February 6, 2031 and requires scheduled quarterly amortization payments in amounts equal to 0.25% of the original aggregate principal amount of the Term B-1 Loan, with the balance payable at maturity. Borrowings under the Term B-1 Loan bear interest at a rate equal to, at the Company’s option, either (a) a forward-looking term rate based on the secured overnight financing rate for the applicable interest period (“Term SOFR”), subject to a floor of 0.50% or (b) a base rate (the “Base Rate”) determined by reference to the highest of (i) the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the United States, (ii) the federal funds rate plus 0.50% per annum and (iii) the one-month Term SOFR plus 1.00% per annum, in each case, plus an applicable margin. Such applicable margin is 2.75% per annum in the case of any Term SOFR loan and 1.75% per annum in the case of any Base Rate loan.

The Term B-1 Loan is guaranteed by the material, domestic wholly-owned subsidiaries of the Company (subject to exceptions, which exceptions include CRC and its subsidiaries until the indenture governing the CRC Secured Notes is no longer in effect), and are secured by a pledge (and, with respect to real property, mortgage) of substantially all of the existing and future property and assets of the Company and the guarantors (subject to exceptions), including a pledge of the capital stock of the domestic subsidiaries held by the Company and the guarantors and 65% of the capital stock of the first-tier foreign subsidiaries held by the Company and the guarantors, in each case subject to exceptions. The Term B-1 Loan is subject to customary mandatory prepayment provisions, covenants and events of default.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Incremental Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 8.01 below as to the satisfaction and discharge of the Indenture, dated as of July 6, 2020 (as supplemented by that certain supplemental indenture, dated as of July 20, 2020, as further supplemented by that certain supplemental indenture, dated as of June 4, 2021, and as further supplemented by that certain supplemental indenture, dated as of November 3, 2023, the “CEI Secured Notes Indenture”), among the Company (as successor in interest to Colt Merger Sub, Inc.), the guarantors named therein, the Trustee (as successor in interest to U.S. Bank National Association), and the Collateral Agent with respect to the CEI Secured Notes is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

CRC Secured Notes Press Release

On February 6, 2024, the Company issued a press release announcing the settlement of the tender offer (the “CRC Tender Offer”) by the Issuers for any and all of the Issuers’ outstanding $989,102,000 aggregate principal amount of CRC Secured Notes and redemption (the “CRC Redemption”) of all of the outstanding CRC Secured Notes that remained outstanding following the completion of the CRC Tender Offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

CEI Secured Notes Press Release

On February 7, 2024, the Company issued a press release announcing the settlement of the tender offer (the “CEI Tender Offer”) for any and all of the Company’s outstanding $3,399,000,000 aggregate principal amount of the CEI Secured Notes and satisfaction and discharge and related notice of full redemption of all of the CEI Secured Notes that remained outstanding following the completion of the CEI Tender Offer. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Settlement of CRC Tender Offer and Redemption in Full of the Remaining CRC Secured Notes

On February 6, 2024, the Issuers competed the CRC Tender Offer and subsequently issued a notice of redemption (the “CRC Redemption Notice”) for all $40,704,000 in aggregate principal amount of the CRC Secured Notes that remained outstanding following the completion of the CRC Tender Offer. The outstanding CRC Secured Notes will be redeemed on February 16, 2024 (the “CRC Redemption Date”) at a redemption price equal to 100.183% of the principal amount of the CRC Secured Notes, plus accrued and unpaid interest thereon to, but excluding, the CRC Redemption Date.

Settlement of CEI Tender Offer and Redemption in Full of the Remaining CEI Secured Notes and Satisfaction and Discharge of the CEI Secured Indenture

On February 6, 2024, the Company completed the CEI Tender Offer. On February 7, 2024, the Company issued a notice of redemption (the “CEI Redemption Notice”) for all $416,721,000 in aggregate principal amount of the CEI Secured Notes that remained outstanding following the completion of the CEI Tender Offer. The outstanding CEI Secured Notes will be redeemed on July 1, 2024 (the “CEI Redemption Date”). Effective February 7, 2024, following the deposit of the CEI Redemption Amount (as defined below) with the Trustee, and the satisfaction of other conditions set forth in the CEI Secured Notes Indenture, the CEI Secured Notes Indenture was satisfied and discharged in accordance with its terms.

As a condition to the satisfaction and discharge of the CEI Secured Notes Indenture, on February 7, 2024, the Company irrevocably deposited with the Trustee U.S. treasury bills in an amount sufficient to redeem all of the outstanding $416,721,000 aggregate principal amount of its CEI Secured Notes, at a price equal to 100% of the principal amount of the CEI Secured Notes, plus accrued and unpaid interest to, but excluding, the CEI Redemption Date (collectively, the “CEI Redemption Amount”). As a result of the satisfaction and discharge of the CEI Secured Notes Indenture, the Company and the guarantors party thereto have been released from their obligations under the CEI Secured Notes Indenture, the CEI Secured Notes, and the guarantees thereof, except those provisions of the CEI Secured Notes Indenture that, by their terms, survive the satisfaction and discharge of the CEI Secured Notes Indenture.

The foregoing descriptions of certain provisions of the CEI Secured Notes Indenture are a summary and does not purport to be complete and are qualified in their entirety by reference to the full text of the CEI Secured Notes Indenture, which is filed as Exhibits 4.1 through 4.4 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture (6.250% CEI Senior Secured Notes due 2025) dated as of July 6, 2020, by and between Colt Merger Sub, Inc. and U.S. Bank National Association, as trustee and collateral agent (previously filed on Form 8-K filed on July 7, 2020).

4.2	Supplemental Indenture, dated as of July 20, 2020, to Indenture (6.250% CEI Senior Secured Notes due 2025), dated as of July 6, 2020, by and among Colt Merger Sub, Inc., Eldorado Resorts, Inc., the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee and collateral agent (previously filed on Form 8-K filed on July 21, 2020).

4.3	Supplemental Indenture, dated as of June 4, 2021, to Indenture (6.250% CEI Senior Secured Notes due 2025), dated as of July 6, 2020, by and among Caesars Entertainment, Inc., the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee and collateral agent (previously filed on Form 10-K filed on February 22, 2023).

4.4	Supplemental Indenture, dated as of November 3, 2023, to Indenture (6.250% CEI Senior Secured Notes due 2025), dated as of July 6, 2020, by and among Caesars Entertainment, Inc., the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, and U.S. Bank National Association, as collateral agent.

10.1	Indenture, dated as of February 6, 2024, by and among Caesars Entertainment, Inc., the subsidiary guarantors party thereto, U.S. Bank Trust Company, National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent.

10.2†	Incremental Assumption Agreement No. 3, dated as of February 6, 2024, by and among Caesars Entertainment, Inc., the subsidiary guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release, February 6, 2024.

99.2	Press Release, February 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date: February 7, 2024	By:	/s/ Bret Yunker
	Name:	Bret Yunker
	Title:	Chief Financial Officer